UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported): MARCH 8, 2006

                              LIFETIME BRANDS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

        0-19254                                           11-2682486
 (Commission File Number)                      (IRS Employer Identification No.)


                  ONE MERRICK AVENUE, WESTBURY, NEW YORK, 11590
               (Address of Principal Executive Offices)(Zip Code)

        (Registrant's Telephone Number, Including Area Code) 516-683-6000

        (Former Name or Former Address, if Changed Since Last Report) N/A

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 8, 2005, Lifetime Brands, Inc. (the "Company") announced that it had signed an agreement to acquire the business and certain assets of Syratech Corporation ("Syratech"), a major designer, importer and manufacturer of a diverse portfolio of tabletop, home decor and picture frame products. Syratech's sales for 2005 were approximately $138 million.

Founded in 1986, Syratech owns many key brands in home fashion, including Wallace Silversmiths(R), Towle Silversmiths(R), International Silver Company(R), Melannco International(R) and Elements(R). In addition, Syratech licenses the Cuisinart(R) brand for tabletop products and recently secured the license for Kenneth Cole Reaction Home(R). Syratech's products are broadly distributed through better department stores, specialty stores, big box retailers warehouse clubs, and catalogs.

Assuming that the transaction closes in April, the Company expects the Syratech business to contribute approximately $100 million in revenues in 2006 and to be nominally profitable for the year. The transaction is subject to customary closing conditions and adjustments. The terms and conditions of the agreement are set forth in the Asset Purchase Agreement filed as exhibit 99.1 to this Form 8-K.

The information herein contains certain forward-looking statements including statements concerning the Company's future prospects. These statements involve risks and uncertainties, including risks relating to general economic conditions and risks relating to the Company's operations, such as the risk of loss of major customers and risks relating to changes in demand for the Company's products, as detailed from time to time in the Company's filings with the Securities and Exchange Commission.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1 Asset Purchase Agreement dated as of March 8, 2006 among Syratech Corporation, Wallace International de P.R., Inc., Chi International, Inc. and Syratech (H.K.) Limited, as the sellers, and Syratech Acquisition Corporation as the purchaser, and Lifetime Brands, Inc.









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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Lifetime Brands, Inc.

                                    By:     /s/ Robert McNally
                                            ------------------------------------
                                            Robert McNally
                                            Vice President of Finance and
                                            Chief Financial Officer

Date:  March 8, 2006